Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C Section 1350 (adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned President and Chief Executive Officer of California Steel Industries, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ending September 30, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

October 28, 2009	/s/ VICENTE WRIGHT
Vicente Wright President and Chief Executive Officer